Supplement to the
Fidelity's Connecticut Municipal Funds
January 29, 2022
Prospectus

On November 16, 2022, Fidelity® Connecticut Municipal Money Market Fund did not receive sufficient votes of shareholders to attain quorum with respect to the proposal to approve an Agreement and Plan of Reorganization between Fidelity® Connecticut Municipal Money Market Fund and Fidelity® Municipal Money Market Fund. In light of the failure to attain quorum, Fidelity® Connecticut Municipal Money Market Fund will liquidate pursuant to a plan of liquidation approved by the Fidelity® Connecticut Municipal Money Market Fund’s Board of Trustees on July 14, 2022. The fund will no longer pursue its stated investment objective and fund assets will be managed to provide for sufficient liquidity prior to liquidation. The fund is expected to liquidate on or about January 13, 2023. This date may be changed without notice at the discretion of the fund’s officers. Effective after the close of business on December 1, 2022, new positions in the fund may no longer be opened. Existing shareholders may continue to hold their shares and purchase additional shares through the reinvestment of dividend and capital gain distributions until the fund’s liquidation.

CTF-CTM-22-02 1.475744.142	December 1, 2022